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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   August 4, 2000
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                                 MIM Corporation
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             (Exact name of registrant as specified in its charter)


        Delaware                  0-28740                      05-0489664
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(State of incorporation) (Commission File Number)        (IRS Employer
                                                         Identification No.)

        100 Clearbrook Road, Elmsford, NY                     10523
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    (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (914) 460-1600
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          (Former name or former address, if changed since last report)



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Item 2.    Acquisition or Disposition of Assets.


      On August 4, 2000, the Company, through its principal pharmacy benefit management operating subsidiary, MIM Health Plans, Inc. ("Health Plans"), acquired all of the issued and outstanding membership interests of American Disease Management Associates, L.L.C., a Delaware limited liability company ("ADIMA"), from Radix Capital Investment Group, LLC, a Delaware limited liability company, Elizabeth Williams, Bruce Blake and Sal Rafanelli, pursuant to a Purchase Agreement dated as of August 3, 2000 (the "Purchase Agreement"). ADIMA, located in Livingston, New Jersey, provides intravenous and injectible specialty pharmaceutical products to chronically ill patients receiving healthcare services from home by IV certified registered nurses, typically after a hospital discharge.

      The aggregate purchase price for ADIMA was approximately $24 million consisting of $19 million in cash and the balance in Company common stock, a portion of which is being held in escrow to secure potential indemnification claims for breaches of seller's representations and warranties. The cash portion of the purchase price was partially funded with cash on hand and the remainder with funds from its primary lender under its existing $30 million revolving credit facility. The transaction will be accounted for as a purchase.

      The descriptions of the transaction contained herein are qualified in their entirety by reference to the Purchase Agreement attached hereto as Exhibit 2.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired. The financial statements required by this item will be filed on or before October 18, 2000.

     (b) Pro Forma Financial Information. The financial information required by this item will be filed on or before October 18, 2000.

     (c)  Exhibits.

        2.1 Purchase Agreement, dated as of August 3, 2000, among American Disease Management Associates, L.L.C., its Members and Certain Related Parties, MIM Health Plans, Inc. and MIM Corporation.

        4.1 Registration Rights Agreement, dated as of August 3, 2000, by and between MIM Corporation and Livingston Group, LLC.

        10.1 Employment Agreement, dated August 3, 2000, by and between American Disease Management Associates, L.L.C., an indirect wholly owned subsidiary of MIM Corporation and Bruce Blake.

        99.1        Press Release, dated August 4, 2000, issued by MIM
                    Corporation.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 10, 2000                          MIM Corporation


                                                By: /s/ Barry A. Posner
                                                    ----------------------
                                                    Name: Barry A. Posner
                                                    Title: Vice President


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                                  EXHIBIT INDEX

Exhibit No.                                 Exhibit

2.1 Purchase Agreement, dated as of August 3, 2000, among American Disease Management Associates, L.L.C., its Members and Certain Related Parties, MIM Health Plans, Inc. and MIM Corporation.

4.1 Registration Rights Agreement, dated as of August 3, 2000, by and between MIM Corporation and Livingston Group, LLC.


10.1 Employment Agreement, dated August 3, 2000, by and between American Disease Management Associates, L.L.C., an indirect wholly owned subsidiary of MIM Corporation and Bruce Blake.


99.1        Press Release, dated August 4, 2000, issued by MIM
            Corporation.